Exhibit 10.12

TECHNOLOGY ASSIGNMENT AGREEMENT

THIS TECHNOLOGY ASSIGNMENT AGREEMENT (the “Agreement”) is made and entered into this 20th day of March, 2014 by and between Catalyst Research, LLC, Bruce Bean, Donald MacKinnon and Roderick MacKinnon (each, an assignor, and collectively, the “Assignors”) and FLEX PHARMA, INC., a Delaware corporation (the “Company”).  The parties hereto agree as follows:

AGREEMENT

1.                              Assignors hereby irrevocably assign, sell, transfer and convey to the Company all right, title and interest, on a worldwide basis, in and to the technology, and intellectual property rights related to the technology, described in the patent applications set forth in Exhibit A, including any know-how and trade secrets related thereto, as well as any related work papers, data and trial results (the “Property”).  Assignors hereby acknowledge that Assignors retain no right to use the Property and agree not to challenge the validity of the Company’s ownership of the Property. This agreement is being entered into in partial consideration for the parties entering into that certain Royalty Agreement by and among the Company and the Scientific Founders (as defined therein), dated as of March 20, 2014.

2.                              Upon each request by the Company, without additional consideration, Assignors agree to promptly execute documents, testify and take other acts at the Company’s expense as the Company may deem necessary or desirable to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest, on a worldwide basis of the Property assigned hereunder, and render all necessary assistance in making application for and obtaining original, divisional, renewal, or reissued utility and design patents, copyrights, mask works, trademarks, trade secrets, and all other technology and intellectual property rights throughout the world related to any of the Property, in the Company’s name and for its benefit.  In the event the Company is unable for any reason, after reasonable effort, to secure each Assignor’s signature on any document needed in connection with the actions specified herein, Assignors hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this paragraph with the same legal force and effect as if executed by Assignors.  Assignors hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which Assignors now or may hereafter have for infringement of any Property assigned hereunder.

3.                              Assignors further agree to deliver to the Company upon execution of this Agreement any and all tangible manifestations of the Property, including, without limitation, all notes, records, files and tangible items of any sort in its possession or under its control relating to the Property.  Such delivery shall include all present and predecessor versions.  In addition, Assignors agree to provide to the Company from and after the execution of this Agreement and at the expense of the Company competent and knowledgeable assistance to facilitate the transfer of all information, know-how, techniques, processes and the like related to such tangible manifestation and otherwise comprising the intangible aspects of the Property.

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4.                               Each Assignor represents and warrants to the Company that (a) Assignors, as a group, are the sole owners of the Property and have full and exclusive right to assign the rights assigned herein, (b) such Assignor has full right and power to enter into and perform this Agreement without the consent of any third party, (c) all of the Property is free and clear of all claims, liens, encumbrances and the like of any nature whatsoever, (d) the Property is an original work of Assignors, (e) such Assignor was not acting within the scope of employment or other service arrangements with any third party when conceiving, creating or otherwise performing any activity with respect to the Property, (f) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which such Assignor is a party or by which Assignor is bound, and (g) Assignors have maintained the Property in confidence and has not granted, directly or indirectly, any rights or interest whatsoever in the Property to any third party.

5.                               Each Assignor further represents and warrants to the Company that no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, trade secret or other intellectual property right or similar right, has been made or is pending or threatened against such Assignor relative to the Property. Assignors agree to promptly inform the Company of any such claim arising or threatened in the future with respect to the Property or any part thereof.

6.                               No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties hereto.

7.                               This Agreement will be governed and construed in accordance with the laws of the State of Massachusetts as applied to transactions taking place wholly within Massachusetts between Massachusetts residents. Assignors hereby expressly consent to the personal jurisdiction of the state and federal courts located in Suffolk County, Massachusetts for any lawsuit filed there against Assignors by the Company arising from or related to this Agreement.

8.                               If any provision of this Agreement is found invalid or unenforceable, in whole or in part, the remaining provisions and partially enforceable provisions will, nevertheless, be binding and enforceable.

9.                               Failure by either party to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights.

10.                        The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(signature page follows)

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IN WITNESS WHEREOF, the undersigned have executed this TECHNOLOGY ASSIGNMENT AGREEMENT as of the date set forth above.

FLEX PHARMA, INC.

By:	/s/ Brian Malone
(signature)

Name:	Brian Malone
(please print name)

Title:	President

[Signature Page to Technology Assignment Agreement]

ASSIGNORS

CATALYST RESEARCH, LLC

By:	/s/ Bruce P. Bean
(signature)

Name:	Bruce P. Bean
(please print name)

Title:	Partner

/s/ Bruce P. Bean
Name: Bruce Bean

/s/ Donald MacKinnon
Name: Donald MacKinnon

Name: Roderick MacKinnon

[Signature Page to Technology Assignment Agreement]

ASSIGNORS

CATALYST RESEARCH, LLC

By:	/s/ Roderick MacKinnon
(signature)

Name:	Roderick MacKinnon
(please print name)

Title:	Partner

Name: Bruce Bean

Name: Donald MacKinnon

/s/ Roderick MacKinnon
Name: Roderick MacKinnon

[Signature Page to Technology Assignment Agreement]

EXHIBIT A

DESCRIPTION OF TECHNOLOGY

Type	Country	Title	Application Serial No./ Filing Date
Provisional	US	Methods and compositions for Relieving Muscle Cramps	61/368,059 July 27, 2010 (expired)
PCT	WIPO	Methods and Compositions for Preventing and Relieving Muscle Cramps and For Recovery from Neuromuscular Irritability and Fatigue Following Exercise	PCT/US2011/045480 July 27, 2011 (abandoned)
Nonprovisional	US	Methods and Compositions for Preventing and Relieving Muscle Cramps and For Recovery from Neuromuscular Irritability and Fatigue Following Exercise	13/191,941 July 27, 2011 (pending)
National Stage	EP	Methods and Compositions for Preventing and Relieving Muscle Cramps and For Recovery from Neuromuscular Irritability and Fatigue Following Exercise	11813088.9 (pending) July 27, 2011